THE ORIGINAL SOUPMAN



"The Soup that made Seinfeld famous!"

THE ORIGINAL SOUPMAN

55th Street & 8th Avenue
Great Businesses Are Built On Great Stories

THE ORIGINAL SOUPMAN


SOUP MAN AT WORK
SOUP
SOUP!
The Original SOUP MAN
ETHNIC • SPECIALTY • INVENTIVE • WHOLESOME • DIET



SoupMan Management Team
Proven Food Operators

THE ORIGINAL SOUPMAN

Arnold Casale	CEO, *co-founder of Arnie's Bagels*
Robert Bertrand	President / CFO
Seb Rametta	EVP/ Founder, *co-founder of Arnie's Bagels*
Adam Hanft	Chief Marketing and Brand Strategist
Dan Rubano	Sr. VP of Franchising & Development
Reggie Jackson	Special Advisor to Strategic Relationships
Shaquille O'Neal	Brand Champion and SouperMan



Board of Advisors
Experienced in All Areas

THE ORIGINAL SOUPMAN

Adam Hanft *Branding and Marketing Guru*

Hank Gracin *Securities Counsel at Gracin & Marlow, LLP*

Lloyd Sugarman *Co-founder of Johnny Rockets & SoupMan Franchisee*

Robert Kantor *Real Estate Developer*

Rocco Fiorentino *Franchise & Food Expert*

Ronald Crane *Real Estate & Licensing Counsel*

Robert Azinian *Johnny Rockets & SoupMan, Restaurateur*

Joseph M. Porter *Consumer Packaged Goods, Dannon Yogurt*



The Crux of the Opportunity

THE ORIGINAL SOUPMAN

- Superior product with high awareness and a deep cultural connection; we are aligned with the trends
- Competes in $6+ billion category with high penetration, significant frequency of purchase, and low innovation
- Disciplined strategy for growth in retail, franchise, and food-service markets
- Serious celebrity commitment from Shaquille O'Neal, Jason Alexander and Reggie Jackson whose upside is linked to ours
- Lean virtual company with small, efficient corporate team
- Experienced, successful entrepreneurs running the business with years of food and restaurant expertise

SoupMan History



THE ORIGINAL SOUPMAN



Soup Kitchen International Opens 1984

ZAGAT RATED. The Best

Soup concept knock offs introduced



Al makes the soup!



1st store open

NEW MGT The Original SoupMan Inc. Acquires Rights

January 2010

New packaging Introduced Nov. 2010



Feb. 2011 Publicly Trading Under (OTC:BB SOUP)

1984

1992

1995

2004

2005

2009

2010

2011

2012



New York
200
BEST OF NEW YORK

Seinfeld "Soup Episode"



THE ORIGINAL SOUPMAN AL YEGANEH

Launched OSM Franchising concept

OSM opens Mohegan Sun Casino Dec.



ShopRite Place freezer In Aisle March 2011

Tetra Recart Soup Aisle March 2012





THE ORIGINAL SOUPMAN

Virtual Company
Efficient – Versatile - Focused

- We are a sales and marketing organization built to keep costs down
- Deep expertise in specialized food processing and packaging
- Independent facilities and co-packers with years of superior performance
- Product ships from supplier to customer/distributor
- No inventory, trucks or warehouses



It All Starts With The Product

THE ORIGINAL SOUPMAN

- Our recipes were created by Al Yeganeh and we own all the intellectual property behind them
- Generous use of expensive ingredients, unusual flavors and exotic spices in an affordable, mass-market product create a totally differentiated product line
- Over 50 recipes have been converted to frozen and shelf-stable products; a technology investment in excess of $10MM
- Zagat Rated #1; NY Times said, “This is Art, not soup”.



Our Awareness and Favorability Scores are Extraordinary

THE ORIGINAL SOUPMAN

Toluna Survey 2011, with NO national marketing……..

- 60% have heard of the SoupMan or the "Soup Nazi, making it the third best-known dedicated brand in the country, after Campbell's and Progresso
- OSM brand ranked well ahead of Legal Seafood, Blount's, Harry's -- companies with significant sales and years in business
- OSM brand ranking is stronger for 18-22 segment than overall U.S. population; the *Seinfeld* connection is timeless
- 70% also believe that OSM "Makes delicious soups" while only 15% state that it is "expensive"



THE ORIGINAL SOUPMAN

Unprecedented Awareness And Alive in the Culture

"No Soup for You!" is a part of American culture.

We own the trademarks for "No Soup for You!" and "Soup for you!"


HUFFPOST IMPACT
Pat LaMarche
Hard Hearted Gainesville: "No Soup for You"


NO SOUP FOR YOU!


no soup FOR YOU!

Google Hits:		
	" No Soup for You!"	1,930,000
	"Mm Mm Good! (since 1931)	199,000

NO SOUP FOR YOU!

THE ORIGINAL SOUPMAN


BOEHNER'S SOUP
TAX REFORM BISQUE
DEREGULATION STEW
SPENDING CUTS SOUP
NO TAX HIKES FOR YOU!
JOBS BILL

The Category Is Recession Proof

THE ORIGINAL SOUPMAN

Soup is consumed with great frequency

- 65% had it within the past week
- 21% within the past two weeks
- 57% report having soup *at least* several times a week





But the Category isn't Satisfying Changing Consumer Demands

THE ORIGINAL SOUPMAN

Consumers want…

- Affordable brands that deliver higher levels of taste, style and fun: total enjoyment
- Small-batch, artisanal products
- Authenticity and "face behind the brand" Consumers don't want….
- Conventional mass brands that deliver sub-par tastes

Panera BREAD

BEN&JERRY'S

WHOLE FOODS MARKET

The Category Is Ripe For Disruption

THE ORIGINAL SOUPMAN

The Sales Data Speaks For Itself…..

- Campbell's – the dominant brand – continues to struggle as it fails to deliver true innovation to meet consumer demands for quality and excitement
- Despite overall Industry growth, their sales fell 8.3% for the year-ended June 12th
- Innovative companies such as Protenergy, with newer brands and upscale packaging are experiencing record growth while capturing market share

Disciplined Strategy for Growth

THE ORIGINAL SOUPMAN

Our goal is to become the leader in the mass-premium soup business

- We won't compete on price, but we will be competitive with products that are far inferior to ours
- At grocery, we are moving from the Arctic of the frozen food aisle, to the heat and action of the soup aisle
- In the franchise area we are partnering with best-in-class operators and industry-leading chains

SoupMan in the Soup Aisle

THE ORIGINAL SOUPMAN

"Before Tetra Pak invented its room temperature packaging, we had not been able to compete with Campbell's and Progresso in the canned soup aisle, because Al would NEVER let us put his soups in cans."


Original
SOUP
MAN
259 West 55th St. New York
212 956-0900







Tetra Pak Is an Inflection Point for Our Business

THE ORIGINAL SOUPMAN

- The shift from cans is fast and inevitable
- Consumers want our product, they just haven’t had access
- Soup-aisle test of our mini-freezer concept lifted sales 20x
- Our research revealed that 80%+ of consumers would buy our bisques, jambalaya and mulligatawny if it they were more available



Tetra Pak Offering Will Include Four Skinny Soups

THE ORIGINAL SOUPMAN

- Under 180 Calories in an 8oz. Serving
- Provides access to multi-billion diet category
- We own the Trademark



Skinny Soup
Under 180 Calories
Tomato Zucchini
Corn Chowder
Garden Vegetable
Chicken Vegetable
Tomato Basil
Butternut Squash
Minestrone
Lentil
Italian Wedding
Chicken Corn Chowder
Selections Vary Daily
Resolutions Never Tasted So Good!
THE ORIGINAL SOUPMAN

Dynamic Change to Our Business

THE ORIGINAL SOUPMAN

Tetra Pak Shelf Stable Soups Put Us in Mainstream

- $3.99 Line Price including Lobster Bisque
- 45% Gross Profit
- Aisle Displays
- Sold in the Soup Aisle
- No preservatives or MSG
- 2 Year Shelf Life

PLUS IT WILL DRIVE OUR WEB BUSINESS


THE ORIGINAL
SOUPMAN
"The Soup that made Seinfeld Famous!"
TODAY'S SOUPS
MR. YEGANEH SELLS DELICIOUS HOME-MADE SOUPS
FOR BIG FLAVOR
THE ORIGINAL SOUPMAN



Tetra Pak Opens New Opportunities for the Company

THE ORIGINAL SOUPMAN

- Expands our potential distribution reach to Costco and other club stores, all of whom carry soup that of lower quality and less awareness than Original SoupMan
- Makes us an attractive partner for national brokers and distributors
- Gives us product form that can be offered in cost-effective long-form DRTV model



Restaurant Strategy

We've learned a lot in more than five years of testing different models

- We don't operate restaurants, we market our brand
- Big opportunities with experienced operators committed to long-term, multi-store growth
  - Lloyd Sugarman and Robert Azinian are core franchisees
  - Must be located in high-velocity, entertainment-oriented venues

  > Great success in Mohegan Sun Casino; opening this year Universal Studios, Atlantic City and Mohegan Sun at Pocono Downs
- In 2012 we continued improving the model ...Overall sales are up 49% and Royalties are up 27% with 37.5% fewer stores

Casino and Airports are our focus for Franchise Restaurants

THE ORIGINAL SOUPMAN

Coming Soon!

Revel Casino: Atlantic City, the biggest and most expensive casino in North America opening May 2012

Mohegan Sun Casino at Pocono Downs, PA

Universal Studios CA


SOUP MAN
Mohegan Sun Casino, CT

Branded SoupMan
Another Huge Opportunity

THE ORIGINAL SOUPMAN

- There are dozens of high-volume QSRs that either do not serve soup or serve low-quality, commodity products
- OSM can be their

branded soup offering;


THE ORIGINAL
SOUPMAN

Our Partners include:

- -Tim Horton's
- -Earl of Sandwich

Significant Food Service Opportunities As Well

THE ORIGINAL SOUPMAN

- Our initial focus is on NYC schools, but longer-term we have opportunities in school systems nationwide
- Corporate cafeterias and commissaries i.e. Sodexo, HMS Host
- Healthcare Sector i.e. Senior Living Centers, Nursing Homes



Approved by NYC Board of Education

Trend against childhood obesity and for healthy eating

Creates big opportunity

THE ORIGINAL SOUPMAN

Nutrition Facts

Serving Size 2oz. (57g)
Servings Per Container

Amount Per Serving

Calories 30	Calories from Fat 5
	% Daily Value*
Total Fat 0.5g	1%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 130mg	5%
Total Carbohydrate 5g	2%
Dietary Fiber 1.5g	4%
Sugars 1g	
Protein 1.5g	
Vitamin A 4%	• Vitamin C 6%
Calcium 2%	• Iron 4%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less than	65g	80g
Saturated Fat	Less than	20g	25g
Cholesterol	Less than	300mg	300mg
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300g	375g
Dietary Fiber		25g	30g

Calories per gram:
Fat 9 • Carbohydrate 4 • Protein 4

Nutrition Facts

Serving Size 6 oz. (171 g)
Servings Per Container

Amount Per Serving

Calories 90	Calories from Fat 15
	% Daily Value*
Total Fat 1.5g	3%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 390mg	16%
Total Carbohydrate 15g	5%
Dietary Fiber 4.5g	12%
Sugars 2g	
Protein 4.5g	
Vitamin A 12%	• Vitamin C 18%
Calcium 6%	• Iron 10%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less than	65g	80g
Saturated Fat	Less than	20g	25g
Cholesterol	Less than	300mg	300mg
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300g	375g
Dietary Fiber		25g	30g

Calories per gram:
Fat 9 • Carbohydrate 4 • Protein 4

NYC Department of Education

Menu Item for NYC School Systems

- Menu item for NYC school system which feeds 1.1 million children a day
- Need to serve healthy and fun foods
- Heat-n-Serve
- 33% PROFIT MARGIN

Everything Gets Amped Up by our Celebrity Power



THE ORIGINAL SOUPMAN

- Powerful Media and sports personalities are drawn to our brand because of its entertainment value, its great products, and its ability to get kids to eat healthy
- Our brand is so strong that our celebrity relationships do not involve expensive endorsement contracts , but are based on equity participations that align our interests and theirs

THE ORIGINAL SOUPMAN

SHAQ!


More Bread?
NO SOUP
FOR YOU!
THE ORIGINAL
SOUPMAN

- Shaq is our Partner & Brand Champion
- Will open doors and use his incredible network to support SOUPMAN brand
- Will use his social media platform of 4.5 million followers to drive awareness, gain fans/friends
- He's very focused on healthy eating for kids and can help drive our school, grocery and food service business
- He will make Personal appearances for SOUP!

THE ORIGINAL SOUPMAN

No Soup for Me?!

"I'm Getting My Soup at…!"

ALWAYS FRESH Tim Hortons COFFEE

SAFEWAY

COSTCO WHOLESALE





THE ORIGINAL SOUPMAN

Jason Alexander

- Jason has tremendous awareness – and was present "at the creation" in the famous episode
- After getting thrown out of Al's store– now he's back; tremendous Advertising, PR and media story
- Jason is a brand champion, will meet with investors, key soup operators and supermarket chains, do store openings and TV & print commercials because in real life, not Seinfeld, he believes in our brand.

THE ORIGINAL SOUPMAN

Reggie Jackson

AL YEGANEH'S FEED THE HUNGRY FOUNDATION

- Reggie was our first brand champion and has been a powerful asset for PR and other important activities
- He is also president of our “AL Feeds The Hungry” Foundation, an official 501(c) corporation serving over 50,000 meals since inception


2010 NYC



Brand Champions on Our Team Leverage SoupMan Brand!

THE ORIGINAL SOUPMAN

SHAQ


The Original
SOUP MAN
212 956-0900
INVENTIVE•WHOLESOME•DIET
The Original
SOUP MAN

REGGIE


SOUP

JASON





Our Brand is a Built-in PR Machine

THE ORIGINAL SOUPMAN

- We have had massive national and local coverage, because we are so connected to the popular imagination



LX.TV
FOX NEWS
CNN
CBS NEWS
TODAY
PIX11 MORNING NEWS
Free Friday: 'SoupMan' Soup
GoodDay All Day!
WPIX.com
NY1
Original Soup Man To Open Store In Midtown



THE ORIGINAL SOUPMAN

Summarizing the Opportunity

- Superior product
- Unprecedented Brand awareness
- Multiple distribution channels
- Huge $6+ Billion category
- Innovative Tetra Recart packaging
- Powerful network of Brand Champions
- Seasoned, proven management
- Disciplined strategy for growth

THE ORIGINAL SOUPMAN

The Old Standard of Soup



The New Standard of Soup

THE ORIGINAL
SOUPMAN





THE ORIGINAL SOUPMAN

Disclaimer - Forward Looking Statements

This Presentation includes certain forward-looking statements on our current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the expected results of our new business strategies. Important factors that could cause actual results to differ materially from those reflected in our forward-looking statements include, among others, a failure of our products to receive anticipated or greater market acceptance, our ability to raise sufficient capital, the ability of our stock to maintain a trading volume that will support continuous sales, the outcome of certain pending litigation and other risk factors as described in our Annual Report on Form 10-K for the year ended August 31, 2011, our Quarterly Reports on Form 10-Q for the quarters ended November 30, 2011 and our other filings with the SEC. The information in this Presentation is provided only as of the date hereof, and we do not undertake any obligation to update any forward-looking statements contained in this Presentation on account of new information, future events, or otherwise, except as required by law.